UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 22, 2003


                          Bremer Financial Corporation
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           (Exact name of registrant as specified in its charter)


          Minnesota                   0-18342               41-0715583
          ---------                   -------               ----------
(State or other jurisdiction of     (Commission          (I.R.S. Employer
         incorporation)             File Number)        Identification No.)


445 Minnesota St., Suite 2000, St. Paul, MN                   55101-2107
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Address of principal executive offices)                      (Zip Code)


(Registrant's telephone number, including area code) (651) 227-7621
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                                 Not applicable
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          (Former name or former address, if changed since last report)




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The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 in satisfaction of Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of Bremer Financial Corporation (the "Company") under the Securities Act of 1933, as amended.

Item 7.     Financial Statements and Exhibits.

            (c) Exhibits:

            99.1 Press release of Bremer Financial Corporation, dated July 22, 2003 furnished pursuant to Items 9 and 12 hereof.

Item 9.              Regulation FD Disclosure.

On July 22, 2003, Bremer Financial Corporation issued a press release reporting on its results of operations and balance sheet for the quarter ended June 30, 2003. Attached hereto as Exhibit 99.1 is a copy of the press release, which is hereby incorporated by reference herein.

                                                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



July 22, 2003.                        Bremer Financial Corporation


                                       By: /s/Stan K. Dardis
                                           ---------------------
                                           Stan K. Dardis
                                           President and Chief Executive Officer

                                                            Exhibit Index


Exhibit
Number               Description
------               -----------
 99.1                Press release of Bremer Financial Corporation, dated July
                     22, 2003 reporting on its results of operations and balance sheet for the quarter ended June 30, 2003.